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

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY
MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN
ACCORDANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT TO THE DELIVERY OF SUCH
EVIDENCE, IF ANY, REQUIRED UNDER THE CERTIFICATE OF DESIGNATIONS OR THE EXCHANGE INDENTURE, AS APPLICABLE, PURSUANT TO WHICH THIS
SECURITY IS ISSUED) AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER
JURISDICTION.  EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION
FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT.  THE
HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF DOBSON COMMUNICATIONS CORPORATION THAT (A) SUCH SECURITY MAY BE
RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL
BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IN A
TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A
TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (D) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE
REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), AS LONG AS THE
REGISTRAR RECEIVES A CERTIFICATE OF THE TRANSFEROR AND AN OPINION OF COUNSEL THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE
SECURITIES ACT, (2) TO DOBSON COMMUNICATIONS CORPORATION OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH
CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION
AND (B) THE HOLDER WILL AND EACH SUBSEQUENT HOLDER IS REQUIRED TO NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY
OF THE RESALE RESTRICTION SET FORTH IN (A) ABOVE.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW
YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS
REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE
THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO., OR TO
A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS
MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATION.

DPD 99PIK-001                                                                                                     170,000 shares
                                               Dobson Communications Corporation
                                      INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA                       CUSIP 256072406


     THIS CERTIFIES THAT CEDE & CO.

is the owner of One Hundred Seventy Thousand and 00/100 (170,000)

                        FULLY PAID AND NONASSESSABLE SHARES OF 13% SENIOR EXCHANGEABLE PREFERRED STOCK
                                  DUE 2009 OF THE PAR VALUE OF ONE DOLLAR ($1.00) EACH OF

                                            DOBSON COMMUNICATIONS CORPORATION

transferable on the books of the Corporation only by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto, including the Certificate of Designation for the Preferred Stock, to all of which the holder of this certificate by acceptance hereof assents.  This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:  May 5, 1999

Countersigned and Registered:                         [SEAL]                -----------------------------------------
United States Trust Company of New York                                     Everett R. Dobson
Transfer Agent and Registrar                                                Chief Executive Officer and President

By
  ----------------------------------
    Authorized Officer
                                                                            ------------------------------------------
                                                                            Bruce R. Knooihuizen
                                                                            Chief Financial Officer and Vice President

     The following abbreviations, when used in the inscription on the face of the within Preferred Stock, shall be construed as though they were written out in full according to applicable laws or regulations.
TEN COM   -    as tenants in common                         UNIF GIFT MIN ACT _______________________, Custodian for _____________
TEN ENT   -    as tenants by the entireties                                         (Cust)                              (Minor)
JT TEN    -    as joint tenants with right of
               survivorship and not as tenants              under Uniform Gifts to Minors Act of _________________________________
               in common                                                                                     (State)



                       Additional abbreviations may also be used though not in the above list


                              ____________________________________________________

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

INSERT TAXPAYER IDENTIFICATION NO.

----------------------------------------------


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                   Please print or typewrite name and address including zip code of assignee

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----------------------------------------------------------------------------------------------------------------------------------
the within Preferred Stock and all rights thereunder, hereby irrevocably constituting and appointing

__________________________________________________________________________________________________________________________attorney to transfer said Preferred Stock on the books of the Corporation with full power of substitution in the premises.

     In connection with any transfer of this Preferred Stock occurring prior to the date which is the earlier of (i) the date of a registration statement with respect to resales of the Preferred Stock is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                                                                                                      [Check One]
/ /  (a)  this Preferred Stock is being transferred in compliance with the exemption from registration under the Securities Act of
          1933, as amended, provided by Rule 144A thereunder.

/ /  (b)  this Preferred Stock is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Preferred Stock and the Certificate of Designation.

If none of the foregoing boxes is checked, the Transfer Agent shall not be obligated to register this Preferred Stock in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Certificate of Designation shall have been satisfied.

Date:
      -------------------------------------------------------------    ------------------------------------------------------------
                                                                       NOTICE:  The signature to this assignment must correspond
                                                                       with the name as written upon the face of the within-
                                                                       mentioned instrument in every particular, without alteration or any change whatsoever

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Preferred Stock for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer"
within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Corporation as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
      -------------------------------------------------------------    ------------------------------------------------------------
                                                                       NOTICE:  To be executed by an executive officer

                                                   OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Preferred Stock purchased in its entirety by the Corporation pursuant to paragraph (h) of the
Certificate of Designation, check the box:  / /

If you want to elect to have only a portion of the shares of Preferred Stock represented by this Certificate purchased by the
Corporation pursuant to paragraph (h) of the Certificate of Designation, state the number of shares to be purchased:
                                                                                                                    --------------

Date:                                                   Your Signature:
      ----------------------------                                     -----------------------------------------------------------
                                                                       (Sign exactly as name appears on the reverse side of this
                                                                       certificate)

Signature Guarantee:
                    --------------------------------------------------------------------------------------------------------------
                    (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent
                    Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc.
                    Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the
                    Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities
                    Exchange Act of 1934, as amended.)

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